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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Advisor Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and of our report dated June 14, 2002, relating to the financial statements of Variable Annuity Account Five. We consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

         PricewaterhouseCoopers LLP
         Los Angeles, California
         July 22, 2002